Towle Value Fund

(Ticker Symbol: TDVFX)

A series of Investment Managers Series Trust

Supplement dated May 12, 2025, to the currently effective

Summary Prospectus.

Effective March 31, 2025, Wesley R. Tibbetts will no longer serve as a portfolio manager to the Towle Value Fund (the "Fund"). Accordingly, all references in the Summary Prospectus to Mr. Tibbetts are hereby deleted in their entirety. Christopher D. Towle, Peter J. Lewis, James M. Shields, and G. Lukas Barthelmess will continue to serve as portfolio managers of the Fund.

Please retain this Supplement with your records.